Exhibit 10.43

EXCHANGE AGREEMENT
among
ARBOR REALTY SR, INC.
and
TABERNA PREFERRED FUNDING I, LTD.,
TABERNA PREFERRED FUNDING V, LTD.,
TABERNA PREFERRED FUNDING VII, LTD.,
and
TABERNA PREFERRED FUNDING VIII, LTD.
Dated as of February 26, 2010

EXCHANGE AGREEMENT
     THIS EXCHANGE AGREEMENT, dated as of February 26, 2010 (this “Agreement”), is entered into by and among ARBOR REALTY SR, INC., a Maryland corporation (the “Company”), and TABERNA PREFERRED FUNDING I, LTD. (“Taberna I”), TABERNA PREFERRED FUNDING V, LTD. (“Taberna V”), TABERNA PREFERRED FUNDING VII, LTD. (“Taberna VII”) and TABERNA PREFERRED FUNDING VIII, LTD. (“Taberna VIII”, together with Taberna I, Taberna V and Taberna VII, collectively, “Taberna”).
R E C I T A L:
     A. Reference is made to (i) that certain Junior Subordinated Indenture I dated as of May 6, 2009 (“Indenture I”) and (ii) that certain Junior Subordinated Indenture II dated as of May 6, 2009 (“Indenture II,” together with Indenture I, collectively, the “Existing Indentures”), each by and between the Company, Arbor Realty Trust, Inc., as guarantor, and The Bank of New York Mellon Trust Company, National Association (“BNYM”), as trustee (the “Existing Indenture Trustee”).
     B. Taberna I is the holder of a junior subordinated note in the aggregate principal amount of $29,400,000 issued by the Company pursuant to Indenture I, a copy of which is attached hereto as Ehibit A-1 (“Note 1”).
     C. Taberna V is the holder of a junior subordinated note in the aggregate principal amount of $28,000,000 issued by the Company pursuant to Indenture II, a copy of which is attached hereto as Exhibit A-2 ( “Note 2”).
     D. Taberna VII is the holder of a junior subordinated note in the aggregate principal amount of $28,000,000 issued by the Company pursuant to Indenture II, a copy of which is attached hereto as Exhibit A-3 ( “Note 3”).
     E. Taberna VIII is the holder of a junior subordinated note in the aggregate principal amount of $28,700,000 issued by the Company pursuant to Indenture II, a copy of which is attached hereto as Exhibit A-4 ( “Note 4”; and together with Note 1, Note 2 and Note 3, collectively, the “Notes”).
     F. On the terms and subject to the conditions set forth in this Agreement, the Company and Taberna have agreed to exchange the Notes for (x) certain bonds currently owned by the Company, a schedule of which is set forth on Exhibit B attached hereto (the “Bonds”), and (y) cash in the amount of Nine Million Two Hundred Sixty-Seven Thousand Eight Hundred Seventy-One and 08/100 Dollars ($9,267,871.08) (the “Cash Payment”), in each case to be allocated and distributed to the Taberna entities pro rata based on the outstanding principal balance of each of the Notes as specified on Exhibit B.
     NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein set forth, the parties hereto agree as follows:
     1. Definitions. All capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed thereto in the Existing Indentures.

     “Bankruptcy Code” means the Bankruptcy Reform Act of 1978, 11 U.S.C. §§101 et seq., as amended.
     “BNYM” has the meaning set forth in the Recitals.
     “Bonds” has the meaning set forth in the Recitals.
     “Cash Payment” has the meaning set forth in the Recitals.
     “CDO Trustee” has the meaning set forth in Section 2(b)(i).
     “Closing Date” has the meaning set forth in Section 2(b).
     “Closing Room” has the meaning set forth in Section 2(b).
     “Company” has the meaning set forth in the introductory paragraph hereof.
     “Company Counsel” has the meaning set forth in Section 3(b).
     “Exchange” has the meaning set forth in Section 2(b).
     “Exchange Act” means the Securities Exchange Act of 1934.
     “Existing Indentures” has the meaning set forth in the Recitals.
     “Existing Indenture Trustee” has the meaning set forth in the Recitals.
     “Financial Statements” means the audited consolidated financial statements (including the notes thereto) and schedules of the Company for the fiscal year ended December 31 2008.
     “Governmental Entities” has the meaning set forth in Section 4(f).
     “Indemnified Party” has the meaning set forth in Section 8(b). “Indemnified Parties” shall have the correlative meaning.
     “Indenture I” has the meaning set forth in the Recitals.
     “Indenture II” has the meaning set forth in the Recitals.
     “Lien” means any pledge, security interest, claim, lien or other encumbrance of any kind.
     “Material Adverse Effect” means a material adverse effect on the condition (financial or otherwise), earnings, business, liabilities or assets of the Company and its Significant Subsidiaries taken as a whole.
     “Memorandum” means that certain Memorandum dated January 27, 2010 between the Company and Taberna Capital Management, LLC (as collateral manager for each of the Taberna entities).

     “Note 1” has the meaning set forth in the Recitals.
     “Note 2” has the meaning set forth in the Recitals.
     “Note 3” has the meaning set forth in the Recitals.
     “Note 4” has the meaning set forth in the Recitals.
     “Notes” has the meaning set forth in the Recitals.
     “Securities Act” means the Securities Act of 1933, 15 U.S.C. §§77a et seq., as amended, and the rules and regulations promulgated under it.
     “Taberna” has the meaning set forth in the introductory paragraph hereof.
     “Taberna I” has the meaning set forth in the introductory paragraph hereof.
     “Taberna V” has the meaning set forth in the introductory paragraph hereof.
     “Taberna VII” has the meaning set forth in the introductory paragraph hereof.
     “Taberna VIII” has the meaning set forth in the introductory paragraph hereof.
     “Taberna Transferred Rights” means any and all of each Taberna entity’s right, title, and interest in, to and under the Notes, together with the following:
               (i) the Existing Indentures;
               (ii) all amounts payable to Taberna under the Notes and the Existing Indentures;
               (iii) all claims (including “claims” as defined in Bankruptcy Code §101(5)), suits, causes of action, and any other right of Taberna, whether known or unknown, against the Company or any of its affiliates, agents, representatives, contractors, advisors, or any other entity that in any way is based upon, arises out of or is related to any of the foregoing, including all claims (including contract claims, tort claims, malpractice claims, and claims under any law governing the exchange of, purchase and sale of, or indentures for, securities), suits, causes of action, and any other right of Taberna against any attorney, accountant, financial advisor, or other entity arising under or in connection with the Notes, the Existing Indentures or the transactions related thereto or contemplated thereby;
               (iv) all guarantees and all collateral and security of any kind for or in respect of the foregoing;
               (v) all cash, securities, or other property, and all setoffs and recoupments, to be received, applied, or effected by or for the account of Taberna under the Notes, other than fees, costs and expenses payable to Taberna hereunder and all cash, securities, interest, dividends, and other property that may be exchanged for, or distributed or collected with respect to, any of the foregoing; and
               (vi) all proceeds of the foregoing.
     2. Exchange of Notes for the Bonds.
          (a) The Company has requested that Taberna accept the Bonds and Cash Payment in exchange for, and discharge of, the Notes and Taberna hereby accepts such Bonds and Cash Payment in exchange for, and discharge of, the Notes upon the terms and conditions set forth herein.
          (b) The closing of the exchange contemplated herein shall occur at the offices of Nixon Peabody, LLP in New York, New York (the “Closing Room”), or such other place as the parties hereto and BNYM shall agree, at 11:00 a.m. New York time, on February 26, 2010 or such later date as the parties may agree (such date and time of delivery the “Closing Date”). The Company and Taberna hereby agree that the exchange (the “Exchange”) will occur in accordance with the following requirements:
               (i) Taberna Capital Management, LLC (as collateral manager for each of the Taberna entities) shall have delivered an issuer order instructing each trustee (in each such capacity, a “CDO Trustee”) under the applicable indenture pursuant to which such CDO Trustee serves as trustee for the holders of the Notes, to exchange the Notes for the Bonds and Cash Payment.
               (ii) The Company shall have provided instructions through its DTC participant to transfer the Bonds to the applicable CDO Trustee. The CDO Trustee shall have confirmed through its DTC participant that such transfer has occurred.
               (iii) The Company shall have paid to the Existing Indenture Trustee, for applications upon the Notes and for distribution to the applicable Taberna entities holding such Notes pursuant to the terms of the Existing Indentures, all accrued interest for the period commencing on the most recent interest payment date under the Notes and continuing through and including the day immediately preceding the Closing Date in the amounts set forth on Exhibit D.
               (iv) The Company shall have paid to each CDO Trustee, by wire transfer, its applicable portion of the Cash Payment.
               (v) All of BNYM’s legal fees, costs and other expenses in connection with the Exchange shall have been paid in accordance with Section 7 hereof.
               (vi) Upon satisfaction of all the requirements set forth in this Section 2, and the other requirements set forth herein (including Section 3 hereof), (A) each Taberna entity holding a Note irrevocably transfers, assigns, grants and conveys the related Taberna Transferred Rights to the Company, and the Company assumes all rights and obligations of Taberna with respect to the applicable Note and the Taberna Transferred Rights, and (B) the Company irrevocably transfers, assigns, grants and conveys to the

CDO Trustee, on behalf of the Taberna entities, (pro rata based on the outstanding principal balance of the Notes), all of the rights, title and interest to the Bonds.
          (c) Concurrently upon completion of the Exchange the Company shall transmit Note 1 to BNYM, acting as Existing Indenture Trustee under Indenture I, and shall direct BNYM to cancel Note 1 in accordance with Section 3.8 of Indenture I. The form of direction letter to be used by the Company shall be substantially similar to the form attached as Exhibit E. Following cancellation of Note 1, the Company shall provide such other documentation to the Existing Indenture Trustee as may be necessary or advisable to discharge Indenture 1. Concurrently upon completion of the Exchange, the Company shall transmit Note 2, Note 3 and Note 4 to BNYM, acting as Existing Indenture Trustee under Indenture II, and shall direct BNYM to cancel Note 2, Note 3 and Note 4 in accordance with Section 3.8 of Indenture II. The form of direction letter to be used by the Company shall be substantially similar to the form attached as Exhibit E.
     3. Conditions Precedent. The obligations of the parties under this Agreement are subject to the following conditions precedent:
          (a) The representations and warranties contained herein shall be accurate as of the Closing Date.
          (b) Cooley, Godward, Kronish LLP, counsel for the Company (the “Company Counsel”), shall have delivered an opinion, dated the Closing Date, addressed to each Taberna entity and its successors and assigns and to the CDO Trustee, in substantially the form set out in Annex A-1 hereto and the Company shall have delivered opinions of the Company’s General Counsel addressed to each Taberna entity and its successors and assigns and to the CDO Trustee, in substantially the form set out in Annex A-2 hereto. In rendering its opinion, the Company Counsel may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Company and by government officials; provided, however, that copies of any such certificates or documents are delivered to the Taberna entities) and by and upon such other documents as such counsel may, in its reasonable opinion, deem appropriate as a basis for the Company Counsel’s opinion. The Company Counsel may specify the jurisdictions in which it is admitted to practice and that it is not admitted to practice in any other jurisdiction and is not an expert in the law of any other jurisdiction. Such Company Counsel Opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).
          (c) The Company shall have furnished to the Taberna entities a certificate of the Company, signed by the Chief Executive Officer, President or an Executive Vice President, and Chief Financial Officer, Treasurer or Assistant Treasurer of the Company, dated as of the Closing Date, certifying that the representations and warranties in this Agreement are true and correct on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (d) Prior to the Closing Date, the Company shall have furnished to the Taberna entities and their counsel such further information, certificates and documents as the Taberna entities or such counsel may reasonably request.
          (e) The requirements set forth in Section 2(b) are satisfied on the Closing Date.
     If any of the conditions specified in this Section 3 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions, certificates and documents mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Taberna entities or their counsel, this Agreement and any obligations of Taberna hereunder, may be canceled at, or at any time prior to, the Closing Date by Taberna. Notice of such cancellation shall be given to the Company in writing or by telephone and confirmed in writing, or by e-mail or facsimile.
     Each certificate signed by any officer of the Company and delivered to the Taberna entities or their counsel in connection with this Agreement and the transactions contemplated hereby shall be deemed to be a representation and warranty of the Company and not by such officer in any individual capacity.
     4. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the Taberna, and its successors and assigns, as follows:
          (a) It (i) is duly organized and validly existing under the laws of its jurisdiction of organization or incorporation, (ii) is in good standing under such laws and (iii) has full power and authority to execute, deliver and perform its obligations under this Agreement.
          (b) The Exchange, is not and may not be void or voidable as an actual or constructive fraudulent transfer. The Company has no current intention to initiate any bankruptcy or insolvency proceedings. The Company (i) has not entered into the Exchange with the actual intent to hinder, delay, or defraud any creditor and (ii) received reasonably equivalent value in exchange for its obligations under this Exchange Agreement. The Company does not intend to incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature.
          (c) It (i) is a sophisticated entity with respect to the Exchange, (ii) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the Exchange and (iii) has independently and without reliance upon Taberna, Taberna Capital Management, LLC, the Existing Indenture Trustee or the CDO Trustee or any of their affiliates, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that it has relied upon Taberna’s express representations, warranties, covenants and agreements in this Agreement. The Company acknowledges that none of Taberna, Taberna Capital Management, LLC or the Existing Indenture Trustee or any of their affiliates has given it any investment advice, credit information or opinion on whether the Exchange is prudent.
          (d) It has not engaged any broker, finder or other entity acting under the authority of it or any of its affiliates that is entitled to any broker’s commission or other fee in connection with the transaction for which Taberna, the Existing Indenture Trustee or any of their affiliates could be responsible.
          (e) Each of this Agreement and the consummation of the transactions contemplated herein and therein have been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by Taberna, will be a legal, valid and binding obligations of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.
          (f) None of the exchange of the Bonds and Cash Payment for the Notes, the cancellation of the Notes nor the execution and delivery of and compliance with this Agreement by the Company, (i) will conflict with or constitute a violation or breach of (x) the charter or bylaws or similar organizational documents of the Company or any subsidiary of the Company or (y) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental authority, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or their respective properties or assets (collectively, the “Governmental Entities”), or (ii) will conflict with or constitute a violation or breach of any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound.
          (g) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws or similar organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any such subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of any of them is subject, except, in the case of clause (ii), where such violation or default would not, singly or in the aggregate, have a Material Adverse Effect.
          (h) There is no action, suit or proceeding before or by any Governmental Entity, arbitrator or court, domestic or foreign, now pending or, to the knowledge of the Company after due inquiry, threatened against or affecting the Company or any of its subsidiaries, except for such actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by this Agreement or have a Material Adverse Effect.
          (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Company of its obligations hereunder.
          (j) The Company has good and marketable title to the Bonds free and clear of all Liens and defects to the title thereof.

          (k) The information provided by the Company pursuant to this Agreement does not, as of the date hereof, and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     Except as expressly stated herein or any of the other documents delivered by the company in connection herewith, the Company makes no representations or warranties, express or implied, with respect to the Exchange or any other matter.
     5. Representations and Warranties of Taberna. Each Taberna entity, for itself, represents and warrants to, and agrees with, the Company as follows:
          (a) It is a company duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized with all requisite (i) power and authority to execute, deliver and perform under this Agreement, to make the representations and warranties specified herein and to consummate the transactions contemplated herein.
          (b) This Agreement and the consummation of the transactions contemplated herein has been duly authorized by it and, on the Closing Date, will have been duly executed and delivered by it and, assuming due authorization, execution and delivery by the Company of this Agreement, will be a legal, valid and binding obligation of such Taberna, enforceable against such Taberna in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.
          (c) No filing with, or authorization, approval, consent, license, order registration, qualification or decree of, any Governmental Entity or any other Person, other than those that have been made or obtained, is necessary or required for the performance by such Taberna of its obligations under this Agreement or to consummate the transactions contemplated herein.
          (d) Taberna I is the legal and beneficial owner of Note 1 and the related Taberna Transferred Rights and shall deliver Note 1 and the related Taberna Transferred Rights free and clear of any Lien.
          (e) Taberna V is the legal and beneficial owner of Note 2 and the related Taberna Transferred Rights and shall deliver Note 2 and the related Taberna Transferred Rights free and clear of any Lien.
          (f) Taberna VII is the legal and beneficial owner of Note 3 and the related Taberna Transferred Rights and shall deliver Note 3 and the related Taberna Transferred Rights free and clear of any Lien.
          (g) Taberna VIII is the legal and beneficial owner of Note 4 and the related Taberna Transferred Rights and shall deliver Note 4 and the related Taberna Transferred Rights free and clear of any Lien.
          (h) There is no action, suit or proceeding before or by any Governmental Entity, arbitrator or court, domestic or foreign, now pending or, to its knowledge, threatened against or affecting it, except for such actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, adversely affect the consummation of the transactions contemplated by this Agreement.
          (i) The outstanding principal amount of its respective Notes is the face amount as set forth in such Notes.
          (j) It has not engaged any broker, finder or other entity acting under its authority that is entitled to any broker’s commission or other fee in connection with this Agreement and the consummation of transactions contemplated in this Agreement for which the Company could be responsible.
          (k) It (i) is a sophisticated entity with respect to the Exchange, (ii) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the Exchange and (iii) has independently and without reliance upon the Company or any of their affiliates, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that it has relied upon the Company’s express representations, warranties, covenants and agreements in this Agreement and the other documents delivered by the Company in connection therewith. It acknowledges that none of the Company or the Existing Indenture Trustee or any of their affiliates has given it any investment advice, credit information or opinion on whether the Exchange is prudent. It further acknowledges that neither the Company nor any of the Company’s affiliates have made any representation or warranty as to the value of the Bonds (or the underlying collateral for the Bonds) or as to the collectability or marketability of the Bonds.
          (l) None of the exchange of the Bonds and Cash Payment for the Notes, the discharge of the Notes nor the execution and delivery of and compliance with this Agreement by it will conflict with or constitute a violation or breach of (x) its charter or bylaws or similar organizational documents or (y) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entities.
          (m) It is not (i) in violation of its respective charter or by-laws or similar organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets is subject, except, in the case of clause (ii), where such violation or default would not, singly or in the aggregate, have a Material Adverse Effect.
          (n) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by it of its obligations hereunder.
          (o) The information provided by it pursuant to this Agreement does not, as of the date hereof, and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Except as expressly stated in this Agreement, Taberna make no representations or warranties, express or implied, with respect to the Exchange, the Taberna Transferred Rights, the Notes, the Existing Indentures, or any other matter.
     6. Covenants and Agreements .
          (a) The Company agrees with the Taberna entities and their successors and assigns as follows:
               (i) The Company has taken all action reasonably necessary or appropriate to cause its representations and warranties contained in Section 4 hereof to be true as of the Closing Date and after giving effect to the Exchange.
               (ii) The Company will not identify BNYM, Taberna, Taberna Capital Management, LLC, Taberna Securities, LLC and their respective affiliates, in a press release or any other public statement without the prior written consent of such Indemnified Party.
          (b) The Taberna entities agree with the Company and its successors and assigns as follows:
               (i) The Taberna entities have taken all action reasonably necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true as of the Closing Date and after giving effect to the Exchange.
     7. Payment of Expenses. On or before the Closing Date, the Company shall have paid the Expense Payment (as defined in the Memorandum) to Taberna Capital Management, LLC. In consideration of the payment of the Expense Payment, Taberna agrees to pay all costs and expenses incident to the performance of the obligations of Taberna under this Agreement and all costs and expenses of the Existing Indenture Trustee and each CDO Trustee in connection with the Exchange, including all costs and expenses incident to (i) the transfer and delivery of the Bonds; (ii) the fees and expenses of counsel, accountants and any other experts or advisors retained by Taberna; and (iii) the fees and all reasonable expenses of the Existing Indenture Trustee and each CDO Trustee, including the fees and disbursements of counsel for such trustee.
     8. Intentionally Omitted.
     9. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and/or its officers set forth in or made pursuant to this Agreement will remain in full force and effect and will survive the Exchange. The provisions of Sections 7 and 8 shall survive the termination or cancellation of this Agreement.
     10. Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by each of the parties hereto.

     11. Notices. All communications hereunder will be in writing and effective only on receipt, and will be mailed, delivered by hand or courier or sent by facsimile and confirmed or by any other reasonable means of communication, including by electronic mail, to the relevant party at its address specified in Exhibit C.
     12. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the parties hereto and the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and their successors, assigns, heirs and legal representatives, any right or obligation hereunder. None of the rights or obligations of the Company under this Agreement may be assigned, whether by operation of law or otherwise, without Taberna’s prior written consent. The rights and obligations of the Taberna entities under this Agreement may be assigned by the Taberna entities without the Company’s consent; provided that the assignee assumes the obligations of any such Taberna entity under this Agreement.
     13. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
     14. Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING BY OR AGAINST ANY PARTY HERETO OR WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT MAY BE BROUGHT IN OR REMOVED TO THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK (IN EACH CASE SITTING IN THE BOROUGH OF MANHATTAN). BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS (AND COURTS OF APPEALS THEREFROM) FOR LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.
     15. Counterparts and Facsimile. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by any one or more of the parties hereto by facsimile.
     16. Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.
[Signature Page Follows]

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first written above.

ARBOR REALTY SR, INC.
By:	/s/ John Natalone
	Name:	John Natalone
	Title:	Executive Vice President

(Signatures continue on the next page)

TABERNA: TABERNA PREFERRED FUNDING I LTD.
By:	/s/ Mora Goddard
	Name:	Mora Goddard
	Title:	Director

TABERNA PREFERRED FUNDING V, LTD.
By:	/s/ Mora Goddard
	Name:	Mora Goddard
	Title:	Director

TABERNA PREFERRED FUNDING VII, LTD.
By:	/s/ Mora Goddard
	Name:	Mora Goddard
	Title:	Director

TABERNA PREFERRED FUNDING VIII, LTD.
By:	/s/ Mora Goddard
	Name:	Mora Goddard
	Title:	Director

EXHIBIT A-1
Copy of Note 1
Indenture I — TPF I

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SECURITIES, AND ANY INTEREST THEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.
THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITIES MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY OR (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED PURCHASER” (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED), AND (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
THE SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY ATTEMPTED TRANSFER OF SECURITIES, OR ANY INTEREST THEREIN, IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PRINCIPAL OF OR INTEREST ON SUCH SECURITIES, OR ANY INTEREST THEREIN, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SECURITIES.
THE HOLDER OF THIS SECURITY, OR ANY INTEREST THEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT IS NOT
Indenture I — TPF I

AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE.”
Indenture I — TPF I

ARBOR REALTY SR, INC.
Junior Subordinated Note due 2034

No. 1	$29,400,000
Arbor Realty SR, Inc., a corporation organized and existing under the laws of Maryland (hereinafter called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Hare & Co., the principal sum of Twenty Nine Million Four Hundred Thousand Dollars ($29,400,000) or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture, on March 30, 2034. The Company further promises to pay interest on said principal sum from May 6, 2009, or from the most recent date on and to which interest has been paid or duly provided for, quarterly in arrears on June 30, September 30, December 30 and March 30, of each year, or if any such day is not a Business Day, on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date until such next succeeding Business Day), except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date, at the Fixed Rate during the Modification Period, and thereafter at a variable rate equal to LIBOR plus 3.75% per annum until the principal hereof is paid or duly provided for or made available for payment; provided, further, that any overdue principal, premium, if any, and any overdue installment of interest shall bear Additional Interest at the Fixed Rate during the Modification Period, and thereafter at a variable rate equal to LIBOR plus 3.75% per annum (in each case, to the extent that the payment of such interest shall be legally enforceable), compounded quarterly, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.
     Payments of interest on the Securities shall include interest accrued to but excluding the respective Interest Payment Dates. During the Modification Period, the amount of interest payable shall be computed on the basis of a 360-day year of twelve 30-day months and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Upon expiration of the Modification Period, the amount of interest payable for any Interest Period shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant Interest Period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not
Indenture I — TPF I

inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
     Payment of principal of, premium, if any, and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, premium, if any, and interest due at the Maturity of this Security shall be made at the Place of Payment upon surrender of such Securities to the Paying Agent, and payments of interest shall be made, subject to such surrender where applicable, by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Paying Agent at least ten (10) Business Days prior to the date for payment by the Person entitled thereto unless proper written transfer instructions have not been received by the relevant record date, in which case such payments shall be made by check mailed to the address of such Person as such address shall appear in the Security Register.
     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.
     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[FORM OF REVERSE OF SECURITY]
     This Security is one of a duly authorized issue of securities of the Company (the “Securities”) issued under the Junior Subordinated Indenture, dated as of May 6, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association, as Trustee (in such capacity, the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.
     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company may, on any Interest Payment Date, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Securities (unless a shorter notice period shall be satisfactory to the Trustee) on or
Indenture I — TPF I

after March 30, 2010 and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time at a Redemption Price equal to one hundred percent (100%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.
     In addition, upon the occurrence and during the continuation of a Special Event, the Company may, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Securities (unless a shorter notice period shall be satisfactory to the Trustee), redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the Indenture at a Redemption Price equal to one hundred seven and one half percent (107.5%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.
     In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security.
     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest, including any Additional Interest (to the extent legally enforceable), on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is restricted to transfers to “Qualified Purchasers” (as such term is defined in the Investment Company Act of 1940, as amended), and is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written
Indenture I — TPF I

instrument of transfer in form satisfactory to the Company and the Securities Registrar and duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities are issuable only in registered form without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Company and, by its acceptance of this Security or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that, for United States federal, state and local tax purposes, it is intended that this Security constitute indebtedness.
     This Security shall be construed and enforced in accordance with and governed by the laws of the State of New York, without reference to its conflict of laws provisions (other than Section 5-1401 of the General Obligations Law).
Indenture I — TPF I

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on this 6th day of May, 2009.

ARBOR REALTY SR, INC.,
By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Signature Page – Note 1 (Taberna I)
Indenture I — TPF I

This is one of the within mentioned Securities referred to in the within mentioned Indenture.
     Dated: May 6, 2009

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized signatory

EXHIBIT A-2
Copy of Note 2
Indenture II — TPF V

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SECURITIES, AND ANY INTEREST THEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.
THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITIES MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY OR (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED PURCHASER” (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED), AND (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
THE SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY ATTEMPTED TRANSFER OF SECURITIES, OR ANY INTEREST THEREIN, IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PRINCIPAL OF OR INTEREST ON SUCH SECURITIES, OR ANY INTEREST THEREIN, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SECURITIES.
THE HOLDER OF THIS SECURITY, OR ANY INTEREST THEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN. ANY PURCHASER OR HOLDER OF
Indenture II — TPF V

THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE.”
Indenture II — TPF V

ARBOR REALTY SR, INC.
Junior Subordinated Note due 2034

No. 7	$28,000,000
Arbor Realty SR, Inc., a corporation organized and existing under the laws of Maryland (hereinafter called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Embassy & Co., the principal sum of Twenty-Eight Million Dollars ($28,000,000) or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture, on March 30, 2034. The Company further promises to pay interest on said principal sum from May 6, 2009, or from the most recent date on and to which interest has been paid or duly provided for, quarterly in arrears on July 30, October 30, January 30 and April 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date until such next succeeding Business Day), except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date, at the Fixed Rate during the Modification Period, and thereafter at a variable rate equal to LIBOR plus 2.87% per annum until the principal hereof is paid or duly provided for or made available for payment; provided, further, that any overdue principal, premium, if any, and any overdue installment of interest shall bear Additional Interest at the Fixed Rate during the Modification Period, and thereafter at a variable rate equal to LIBOR plus 2.87% per annum (in each case, to the extent that the payment of such interest shall be legally enforceable), compounded quarterly, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.
     Payments of interest on the Securities shall include interest accrued to but excluding the respective Interest Payment Dates. During the Modification Period, the amount of interest payable shall be computed on the basis of a 360-day year of twelve 30-day months and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Upon expiration of the Modification Period, the amount of interest payable for any Interest Period shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant Interest Period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not
Indenture II — TPF V

inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
     Payment of principal of, premium, if any, and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, premium, if any, and interest due at the Maturity of this Security shall be made at the Place of Payment upon surrender of such Securities to the Paying Agent, and payments of interest shall be made, subject to such surrender where applicable, by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Paying Agent at least ten (10) Business Days prior to the date for payment by the Person entitled thereto unless proper written transfer instructions have not been received by the relevant record date, in which case such payments shall be made by check mailed to the address of such Person as such address shall appear in the Security Register.
     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.
     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[FORM OF REVERSE OF SECURITY]
     This Security is one of a duly authorized issue of securities of the Company (the “Securities”) issued under the Junior Subordinated Indenture, dated as of May 6, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association, as Trustee (in such capacity, the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.
     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company may, on any Interest Payment Date, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Securities (unless a shorter notice period shall be satisfactory to the Trustee) on or
Indenture II — TPF V

after July 30, 2011 and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time at a Redemption Price equal to one hundred percent (100%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.
     In addition, upon the occurrence and during the continuation of a Special Event, the Company may, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Securities (unless a shorter notice period shall be satisfactory to the Trustee), redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the Indenture at a Redemption Price equal to one hundred seven and one half percent (107.5%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.
     In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security.
     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest, including any Additional Interest (to the extent legally enforceable), on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is restricted to transfers to “Qualified Purchasers” (as such term is defined in the Investment Company Act of 1940, as amended), and is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written
Indenture II — TPF V

instrument of transfer in form satisfactory to the Company and the Securities Registrar and duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities are issuable only in registered form without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Company and, by its acceptance of this Security or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that, for United States federal, state and local tax purposes, it is intended that this Security constitute indebtedness.
     This Security shall be construed and enforced in accordance with and governed by the laws of the State of New York, without reference to its conflict of laws provisions (other than Section 5-1401 of the General Obligations Law).
Indenture II — TPF V

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on this 6th day of May, 2009.

ARBOR REALTY SR, INC.,
By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Signature Page — Note 7 (Taberna V)
Indenture II — TPF V

This is one of the within mentioned Securities referred to in the within mentioned Indenture.
     Dated: May                     , 2009

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee
By:
Authorized signatory

A -10

EXHIBIT A-3
Copy of Note 3
Indenture II — TPF VII

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SECURITIES, AND ANY INTEREST THEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.
THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITIES MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY OR (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED PURCHASER” (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED), AND (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
THE SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY ATTEMPTED TRANSFER OF SECURITIES, OR ANY INTEREST THEREIN, IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PRINCIPAL OF OR INTEREST ON SUCH SECURITIES, OR ANY INTEREST THEREIN, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SECURITIES.
THE HOLDER OF THIS SECURITY, OR ANY INTEREST THEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT IS NOT
Indenture II — TPF VII

AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE.”
Indenture II — TPF VII

ARBOR REALTY SR, INC.
Junior Subordinated Note due 2034

No. 5	$28,000,000
Arbor Realty SR, Inc., a corporation organized and existing under the laws of Maryland (hereinafter called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Hare & Co., the principal sum of Twenty-Eight Million Dollars ($28,000,000) or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture, on March 30, 2034. The Company further promises to pay interest on said principal sum from May 6, 2009, or from the most recent date on and to which interest has been paid or duly provided for, quarterly in arrears on July 30, October 30, January 30 and April 30, of each year, or if any such day is not a Business Day, on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date until such next succeeding Business Day), except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date, at the Fixed Rate during the Modification Period, and thereafter at a variable rate equal to LIBOR plus 2.87% per annum until the principal hereof is paid or duly provided for or made available for payment; provided, further, that any overdue principal, premium, if any, and any overdue installment of interest shall bear Additional Interest at the Fixed Rate during the Modification Period, and thereafter at a variable rate equal to LIBOR plus 2.87% per annum (in each case, to the extent that the payment of such interest shall be legally enforceable), compounded quarterly, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.
     Payments of interest on the Securities shall include interest accrued to but excluding the respective Interest Payment Dates. During the Modification Period, the amount of interest payable shall be computed on the basis of a 360-day year of twelve 30-day months and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Upon expiration of the Modification Period, the amount of interest payable for any Interest Period shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant Interest Period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not
Indenture II — TPF VII

inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
     Payment of principal of, premium, if any, and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, premium, if any, and interest due at the Maturity of this Security shall be made at the Place of Payment upon surrender of such Securities to the Paying Agent, and payments of interest shall be made, subject to such surrender where applicable, by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Paying Agent at least ten (10) Business Days prior to the date for payment by the Person entitled thereto unless proper written transfer instructions have not been received by the relevant record date, in which case such payments shall be made by check mailed to the address of such Person as such address shall appear in the Security Register.
     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.
     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[FORM OF REVERSE OF SECURITY]
     This Security is one of a duly authorized issue of securities of the Company (the “Securities”) issued under the Junior Subordinated Indenture, dated as of May 6, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association, as Trustee (in such capacity, the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.
     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company may, on any Interest Payment Date, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Securities (unless a shorter notice period shall be satisfactory to the Trustee) on or
Indenture II — TPF VII

after July 30, 2011 and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time at a Redemption Price equal to one hundred percent (100%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.
     In addition, upon the occurrence and during the continuation of a Special Event, the Company may, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Securities (unless a shorter notice period shall be satisfactory to the Trustee), redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the Indenture at a Redemption Price equal to one hundred seven and one half percent (107.5%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.
     In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security.
     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest, including any Additional Interest (to the extent legally enforceable), on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is restricted to transfers to “Qualified Purchasers” (as such term is defined in the Investment Company Act of 1940, as amended), and is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written
Indenture II — TPF VII

instrument of transfer in form satisfactory to the Company and the Securities Registrar and duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities are issuable only in registered form without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Company and, by its acceptance of this Security or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that, for United States federal, state and local tax purposes, it is intended that this Security constitute indebtedness.
     This Security shall be construed and enforced in accordance with and governed by the laws of the State of New York, without reference to its conflict of laws provisions (other than Section 5-1401 of the General Obligations Law).
Indenture II — TPF VII

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on this 6th day of May, 2009.

ARBOR REALTY SR, INC.,
By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Signature Page — Note 5 (Taberna VII)
Indenture II — TPF VII

This is one of the within mentioned Securities referred to in the within mentioned Indenture.
     Dated: May                     , 2009

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee
By:
Authorized signatory

EXHIBIT A-4
Copy of Note 4
Indenture II — TPF VIII

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SECURITIES, AND ANY INTEREST THEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.
THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITIES MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY OR (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED PURCHASER” (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED), AND (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
THE SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY ATTEMPTED TRANSFER OF SECURITIES, OR ANY INTEREST THEREIN, IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PRINCIPAL OF OR INTEREST ON SUCH SECURITIES, OR ANY INTEREST THEREIN, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SECURITIES.
THE HOLDER OF THIS SECURITY, OR ANY INTEREST THEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT IS NOT
Indenture II — TPF VIII

AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE.”
Indenture II — TPF VIII

ARBOR REALTY SR, INC.
Junior Subordinated Note due 2034

No. 6	$28,700,000
Arbor Realty SR, Inc., a corporation organized and existing under the laws of Maryland (hereinafter called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Hare & Co., the principal sum of Twenty-Eight Million Seven Hundred Thousand Dollars ($28,700,000) or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture, on March 30, 2034. The Company further promises to pay interest on said principal sum from May 6, 2009, or from the most recent date on and to which interest has been paid or duly provided for, quarterly in arrears on July 30, October 30, January 30 and April 30, of each year, or if any such day is not a Business Day, on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date until such next succeeding Business Day), except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date, at the Fixed Rate during the Modification Period, and thereafter at a variable rate equal to LIBOR plus 2.87% per annum until the principal hereof is paid or duly provided for or made available for payment; provided, further, that any overdue principal, premium, if any, and any overdue installment of interest shall bear Additional Interest at the Fixed Rate during the Modification Period, and thereafter at a variable rate equal to LIBOR plus 2.87% per annum (in each case, to the extent that the payment of such interest shall be legally enforceable), compounded quarterly, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.
     Payments of interest on the Securities shall include interest accrued to but excluding the respective Interest Payment Dates. During the Modification Period, the amount of interest payable shall be computed on the basis of a 360-day year of twelve 30-day months and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Upon expiration of the Modification Period, the amount of interest payable for any Interest Period shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant Interest Period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not
Indenture II — TPF VIII

inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
     Payment of principal of, premium, if any, and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, premium, if any, and interest due at the Maturity of this Security shall be made at the Place of Payment upon surrender of such Securities to the Paying Agent, and payments of interest shall be made, subject to such surrender where applicable, by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Paying Agent at least ten (10) Business Days prior to the date for payment by the Person entitled thereto unless proper written transfer instructions have not been received by the relevant record date, in which case such payments shall be made by check mailed to the address of such Person as such address shall appear in the Security Register.
     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.
     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[FORM OF REVERSE OF SECURITY]
     This Security is one of a duly authorized issue of securities of the Company (the “Securities”) issued under the Junior Subordinated Indenture, dated as of May 6, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association, as Trustee (in such capacity, the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.
     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company may, on any Interest Payment Date, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Securities (unless a shorter notice period shall be satisfactory to the Trustee) on or
Indenture II — TPF VIII

after July 30, 2011 and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time at a Redemption Price equal to one hundred percent (100%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.
     In addition, upon the occurrence and during the continuation of a Special Event, the Company may, at its option, upon not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Holders of the Securities (unless a shorter notice period shall be satisfactory to the Trustee), redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the Indenture at a Redemption Price equal to one hundred seven and one half percent (107.5%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.
     In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security.
     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest, including any Additional Interest (to the extent legally enforceable), on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is restricted to transfers to “Qualified Purchasers” (as such term is defined in the Investment Company Act of 1940, as amended), and is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written
Indenture II — TPF VIII

instrument of transfer in form satisfactory to the Company and the Securities Registrar and duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities are issuable only in registered form without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     The Company and, by its acceptance of this Security or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that, for United States federal, state and local tax purposes, it is intended that this Security constitute indebtedness.
     This Security shall be construed and enforced in accordance with and governed by the laws of the State of New York, without reference to its conflict of laws provisions (other than Section 5-1401 of the General Obligations Law).
Indenture II — TPF VIII

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on this 6yh day of May, 2009.

ARBOR REALTY SR, INC.,
By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Signature Page — Note 6 (Taberna VIII)
Indenture II — TPF VIII

This is one of the within mentioned Securities referred to in the within mentioned Indenture.
     Dated: May ___, 2009

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee
By:
Authorized signatory

EXHIBIT B
Schedule of Bonds

Cusip	Series	Class	Face	Taberna I	Taberna V	Taberna VII	Taberna VIII
1248MLAG8	CBRE 2007-1A	B	$20,000,000	5,153,374	4,907,975	4,907,975	5,030,675
1248MLAS2	CBRE 2007-1A	G	$5,000,000	1,288,344	1,226,994	1,226,994	1,257,669
03877VAC9	ARMSS 2004-1	C	$1,096,288	282,479	269,028	269,028	275,753
03877VAC9	ARMSS 2004-1	C	$2,192,575	564,958	538,055	538,055	551,507
03877VAB1	ARMSS 2004-1	B	$4,590,000	1,182,699	1,126,380	1,126,380	1,154,540
03877VAC9	ARMSS 2004-1	C	$8,222,158	2,118,593	2,017,707	2,017,707	2,068,150
038927AH2	ARMSS 2005-1	H	$1,612,221	415,419	395,637	395,637	405,528
038927AF6	ARMSS 2005-1	F	$3,224,442	830,838	791,274	791,274	811,056
038927AH2	ARMSS 2005-1	H	$4,030,552	1,038,547	989,093	989,093	1,013,820
03878CAE6	ARMSS 2006-1	C	$540,000	139,141	132,515	132,515	135,828
03878CAE6	ARMSS 2006-1	C	$770,000	198,405	188,957	188,957	193,681
03878CAH9	ARMSS 2006-1	F	$900,000	231,902	220,859	220,859	226,380
03878CAH9	ARMSS 2006-1	F	$1,280,000	329,816	314,110	314,110	321,963
03878CAJ5	ARMSS 2006-1	G	$1,846,155	475,696	453,044	453,044	464,370
03878CAJ5	ARMSS 2006-1	G	$5,000,000	1,288,344	1,226,994	1,226,994	1,257,669
03878CAK2	ARMSS 2006-1	H	$7,000,000	1,803,681	1,717,791	1,717,791	1,760,736

	Grand Total		$67,304,391	17,342,236	16,516,415	16,516,415	16,929,325

B-1

Cash Allocation

Cash Allocation
Taberna I	$2,388,040.40
Taberna V	$2,274,324.19
Taberna VII	$2,274,324.19
Taberna VIII	$2,331,182.30

B-2

EXHIBIT C
Notice Information

Taberna:

c/o Taberna Capital Management, LLC
450 Park Avenue, 11th Floor
New York, NY 10022
Attention: Mr. Raphael Licht
Facsimile: (212) 243-9039
e-mail: rlicht@raitft.com

Company:
Arbor Realty SR, Inc.
333 Earle Ovington Blvd Suite 900
Uniondale, New York 11553
Attention: Paul Elenio
Facsimile: (516) 832-6422
e-mail: pelenio@arbor.com

Attention: John Bishar
Facsimile: (516) 542-2561
e-mail: JBishar@arbor.com

C-1

EXHIBIT D
Interest Payments

D-1

EXHIBIT E
Form of Direction Letter

JOINT CANCELLATION DIRECTION AND RELEASE
     THIS JOINT CANCELLATION DIRECTION AND RELEASE, dated as of February ___, 2010 (this “Cancellation Direction”) is entered into by and between ARBOR REALTY SR, INC. (the “Company”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION (“BNYM”), not in its individual capacity, but solely as Trustee (as defined in the Indenture II described below).
     WHEREAS, the Company and BNYM have entered into that certain Junior Subordinated Indenture dated as of May 6, 2009 (as amended and supplemented, the “Indenture II”) pursuant to which the Company issued certain junior subordinated notes in the original princiapl amount of $168,000,000 (the “Securities”);
     WHEREAS, pursuant to an Exchange Agreement dated as of February ___, 2010 (the “Exchange Agreement”) among the Company, Taberna Preferred Funding I, Ltd., Taberna Preferred Funding V, Ltd. (“Taberna V”), Taberna Preferred Funding VII, Ltd. (“Taberna VII”) and Taberna Preferred Funding VIII, Ltd. (“Taberna VIII”, and together with Taberna V and Taberna VII, the “Taberna Entities”), each of Taberna V, Taberna VII and Taberna VIII agreed to accept from the Company certain bonds and cash in exchange for the Company’s $28,000,000 principal amount of Securities held by Taberna V (the “Taberna V Securities”), $28,000,000 principal amount of Securities held by Taberna VII (the “Taberna VII Securities”) and $28,700,000 principal amount of Securities held by Taberna VIII (the “Taberna VIII Securities”, together with the Taberna V Securities and Taberna VII Securities, the “Indenture II Exchanged Securities”) as set forth in the Exchange Agreement (the “Exchange”);
     WHEREAS, pursuant to Section 3.8 of the Indenture II, under certain circumstances the Company is entitled to surrender Securities held by it to the Trustee for cancellation;
     WHEREAS, the Exchange occurred on February ___, 2010;
     WHEREAS, the Company, as beneficial owner of the Securities desires that all of the Indenture II Exchanged Securities (equal to $84,700,000 principal amount) be cancelled;
     WHEREAS, the Company hereby waives (and directs BNYM as Trustee under the Indenture II to waive) every applicable condition and prerequisite to the cancellation of the above-referenced Indenture II Exchanged Securities;
     WHEREAS, BNYM as Trustee under the Indenture II, as directed the Company, hereby waives every applicable condition and prerequisite for which the Trustee is the intended beneficiary, to the exchange and cancellation of the above-referenced Securities; and
     NOW THEREFORE, the Company and the BNYM hereby agree as follows:
     SECTION 1. INCORPORATION BY REFERENCE. Capitalized terms defined or referenced in this Cancellation Direction and not otherwise defined or referenced herein are used herein as defined or referenced in the Indenture II.
     SECTION 2. CANCELLATION DIRECTION. The Company has directed the trustees for each of the Taberna Entities to deliver the Indenture II Exchanged Securities held by each to the Trustee for cancellation. The Company hereby (a) consents to the cancellation of the Indenture II Exchanged Securities and (b) directs BNYM, as Trustee, to cancel the Indenture II Exchanged Securities. The Company agrees to cooperate with the Trustee by providing such additional certifications, instructions or other assurances as may be reasonably requested by the Trustee in order to facilitate cancellation of the Indenture II Exchanged Securities. Following cancellation of the Indenture II Exchanged Securities, there will be $83,300,000 principal amount of Securities outstanding under the Indenture II.

     SECTION 3. RELEASE. The Company hereby releases BNYM and agrees to indemnify, defend and hold BNYM (and its affiliates, directors, officers, stockholders, agents and employees) harmless from any liability, loss, expense, claim or responsibility of any kind (including the reasonable fees and expenses of counsel and other experts and out-of-pocket legal costs and expenses) in respect of or arising from actions taken (or not taken) in accordance with this Cancellation Direction, in whatever capacity BNYM may be acting hereunder, except to the extent arising from the negligence or willful misconduct of BNYM..
     SECTION 4. BNYM ACCEPTANCE/LIABILITY. BNYM shall not be responsible in any manner whatsoever for the validity or sufficiency of this Cancellation Direction or the due execution hereof by any of the parties hereto or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Anything in this Agreement notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of such loss or damage and regardless of the form of action.
     SECTION 5. COUNTERPARTS. This Cancellation Direction shall become effective only upon BNYM’s receipt of a counterpart of this Cancellation Direction duly executed by the all of the parties hereto. This Cancellation Direction may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes, but such counterparts shall together be deemed to constitute but one and the same instrument. The executed counterparts may be delivered by facsimile transmission, which facsimile copies shall be deemed original copies.
     SECTION 6. EXPENSES. The Company agrees to promptly pay the reasonable attorneys’ fees, expenses and disbursements of BNYM in connection with this Cancellation Direction, except to the extent such fees, expenses and disbursements are paid by Taberna Capital Management, LLC pursuant to the Exchange Agreement.
     SECTION 7. GOVERNING LAW. The laws of the State of New York shall govern this Cancellation Direction without regard to the conflict of law principles thereof.
     SECTION 8. EXECUTION, DELIVERY AND VALIDITY. The Company represents and warrants to BNYM that this Cancellation Direction has been duly and validly executed and delivered the Company and constitutes its respective legal, valid and binding obligation, enforceable against the Company in accordance with its terms. The Company further represents that the actions to be taken hereunder are authorized and permitted under the Indenture II and any condition precedent to taking such actions has been satisfied.

     IN WITNESS WHEREOF, the parties hereto have caused this Cancellation Direction to be duly executed as of the day and year first above written.

ARBOR REALTY SR, INC. as Company
By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee under the Indenture II

By:
Name:
Title:

ACKNOWLEDGEMENT
Each of the Taberna Entities acknowledges and agrees that the Exchange has occurred and that each has surrendered and forfeited any right, claim, title and interest in and to the above-referenced Indenture II Exchanged Securities held by such Taberna Entity prior to the Exchange.
TABERNA PREFERRED FUNDING V, LTD.
TABERNA PREFERRED FUNDING VII, LTD.
TABERNA PREFERRED FUNDING VIII, LTD.

By:	Taberna Capital Management LLC,
as Collateral Manager

By:
Name:	Michael A. Fralin
Title:	Managing Director

JOINT CANCELLATION DIRECTION AND RELEASE
     THIS JOINT CANCELLATION DIRECTION AND RELEASE, dated as of February ___, 2010 (this “Cancellation Direction”) is entered into by and between ARBOR REALTY SR, INC. (the “Company”) AND THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION (“BNYM”), not in its individual capacity, but solely as Trustee (as defined in the Indenture I described below).
     WHEREAS, the Company and BNYM have entered into that certain Junior Subordinated Indenture dated as of May 6, 2009 (as amended and supplemented, the “Indenture I”) pursuant to which the Company issued certain junior subordinated notes in the original principal amount of $29,400,000 (the “Securities”);
     WHEREAS, pursuant to an Exchange Agreement dated as of February ___, 2010 (the “Exchange Agreement”) among the Company, Taberna Preferred Funding I, Ltd. (“Taberna I”), Taberna Preferred Funding V, Ltd., Taberna Preferred Funding VII, Ltd. and Taberna Preferred Funding VIII, Ltd., Taberna I agreed to accept from the Company certain bonds and cash in exchange for the Company’s Securities held by Taberna I as set forth in the Exchange Agreement (the “Exchange”);
     WHEREAS, pursuant to Section 3.8 of the Indenture I, under certain circumstances the Company is entitled to surrender Securities held by it to the Trustee for cancellation;
     WHEREAS, the Exchange occurred on February ___, 2010;
     WHEREAS, the Company, as beneficial and legal owner of the Securities desires that all of the Securities issued under the Indenture I (equal to $29,400,000 principal amount) be cancelled;
     WHEREAS, the Company hereby waives (and directs BNYM as Trustee under the Indenture I to waive) every applicable condition and prerequisite to the exchange and cancellation of the above referenced Securities;
     WHEREAS, BNYM as Trustee under the Indenture I, as directed the Company, as beneficial and legal owner of all of the Securities, hereby waives every applicable condition and prerequisite for which the Trustee is the intended beneficiary, to the exchange and cancellation of the above-referenced Securities; and
     NOW THEREFORE, the Company and the BNYM hereby agree as follows:
     SECTION 1. INCORPORATION BY REFERENCE. Capitalized terms defined or referenced in this Cancellation Direction and not otherwise defined or referenced herein are used herein as defined or referenced in the Indenture I.
     SECTION 2. CANCELLATION DIRECTION. The Company has directed the trustee for Taberna I to deliver the Securities to the Trustee for cancellation. The Company hereby (a) consents to the cancellation of the Securities and (b) directs BNYM, as Trustee, to cancel the Securities. The Company agrees to cooperate with the Trustee by providing such additional certifications, instructions or other assurances as may be reasonably requested by the Trustee in order to facilitate cancellation of the Securities. Following cancellation of the Securities, there will be no Securities outstanding under the Indenture I.
     SECTION 3. RELEASE. The Company hereby releases BNYM and agrees to indemnify, defend and hold BNYM (and its affiliates, directors, officers, stockholders, agents and employees) harmless from any liability, loss, expense, claim or responsibility of any kind (including the reasonable fees and expenses of counsel and other experts and out-of-pocket legal costs and expenses) in respect of or arising from actions taken (or not taken) in accordance with this Cancellation Direction, in whatever capacity BNYM may be acting hereunder, except to the extent arising from the negligence or willful misconduct of BNYM.
     SECTION 4. BNYM ACCEPTANCE/LIABILITY. BNYM shall not be responsible in any manner whatsoever for the validity or sufficiency of this Cancellation Direction or the due execution hereof by any of the parties hereto or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Anything in this Agreement notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of such loss or damage and regardless of the form of action.
     SECTION 5. COUNTERPARTS. This Cancellation Direction shall become effective only upon BNYM’s receipt of a counterpart of this Cancellation Direction duly executed by the all of the parties hereto. This Cancellation Direction may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes, but such counterparts shall together be deemed to constitute but one and the same instrument. The executed counterparts may be delivered by facsimile transmission, which facsimile copies shall be deemed original copies.
     SECTION 6. EXPENSES. The Company agrees to promptly pay the reasonable attorneys’ fees, expenses and disbursements of BNYM in connection with this Cancellation Direction, except to the extent such fees, expenses and disbursements are paid by Taberna Capital Management, LLC pursuant to the Exchange Agreement.
     SECTION 7. GOVERNING LAW. The laws of the State of New York shall govern this Cancellation Direction without regard to the conflict of law principles thereof.
     SECTION 8. EXECUTION, DELIVERY AND VALIDITY. The Company represents and warrants to BNYM that this Cancellation Direction has been duly and validly executed and delivered the Company and constitutes its respective legal, valid and binding obligation, enforceable against the Company in accordance with its terms. The Company further represents that the actions to be taken hereunder are authorized and permitted under the Indenture I and any condition precedent to taking such actions has been satisfied.

     IN WITNESS WHEREOF, the parties hereto have caused this Cancellation Direction to be duly executed as of the day and year first above written.

ARBOR REALTY SR, INC. as Company
By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee under the Indenture I

By:
Name:
Title:

ACKNOWLEDGEMENT
Taberna I acknowledges and agrees that the Exchange has occurred and that it has surrendered and forfeited any right, claim, title and interest in and to the above-referenced Securities held by Taberna I prior to the Exchange.
TABERNA PREFERRED FUNDING I, LTD.

By:	Taberna Capital Management LLC,
as Collateral Manager

By:
	Name:	Michael A. Fralin
	Title:	Managing Director

ANNEX A-1
     Pursuant to Section 3(b) of the Agreement, Cooley, Godward Kronish LLP counsel for the Company, shall deliver opinions with respect to the related the Exchange Agreement to the effect that:
     1. The Exchange Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company, in accordance with their terms.

Annex A-1-1

ANNEX A-2
     Pursuant to Section 3(b) of the Agreement, the General Counsel of Company shall deliver opinions with respect to the related the Exchange Agreement to the effect that:
1.	Each of the Company (A) is validly existing as a corporation in good standing under the laws of the State of Maryland; (B) has full power and authority to own or lease its properties and to conduct its business as such business is currently conducted in all material respects; and (C) has power and authority to (x) execute and deliver, and to perform its obligations under, the Exchange Agreement.

2.	Neither (a) the Exchange or (b) the execution and delivery of and compliance with the Exchange Agreement by the Company or the consummation of the transactions contemplated thereby, will constitute a breach or violation of the charter or by laws or similar organizational documents of the Company or any subsidiary of the Company.

3	. The Exchange Agreement has been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company enforceable against the Company, in accordance with its terms, except that the enforcement thereof is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and to general principals of equity and the discretion of the court before which any proceeding to enforce the Exchange Agreement may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.	The Company is not in breach or violation of, or default under, with or without notice or lapse of time or both, its articles of incorporation or charter, by-laws or other governing documents; the execution, delivery and performance of the Exchange Agreement and the consummation of the transactions contemplated thereby do not and will not (A) to the best of my knowledge result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company, or (B) conflict with, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of (x) the articles of incorporation or charter, by-laws or other governing documents of the Company, or (y) to the best of my knowledge, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any of other agreement or instrument to which the Company is a party or by which any them or any of their respective properties may be bound or (z) any order, decree, judgment, franchise, license, permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to me having jurisdiction over the Company or any of its properties which, in the case of each of (A) or (B)(y) or (z) above, is material to the Company and its subsidiaries on a consolidated basis.

5.	Except for filings, registrations or qualifications that may be required by applicable securities laws, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental

Annex A-2-1

body or authority) is required in connection with the consummation of the transactions contemplated in the Exchange Agreement.

Annex A-2-2